UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 28, 2007



                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,
                                on behalf of the
                      GMACM Home Equity Loan Trust 2007-HE2
             (Exact name of registrant as specified in its charter)

           Delaware                      333-140609-02            41-1955181
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)

           8400 Normandale Lake Blvd., Suite 250 Minneapolis, MN 55437
               (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code (952) 832-7000
                                       N/A
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 -- OTHER EVENTS

ITEM 8.01.     OTHER EVENTS.

        On June 28, 2007, Residential Asset Mortgage Products, Inc. caused the issuance and sale of the GMACM Home Equity Loan-Backed Term Notes, Series 2007-HE2, pursuant to the Indenture, dated as of June 28, 2007, between GMACM Home Equity Loan Trust 2007-HE2, as issuer and The Bank of New York Trust Company, N.A., as Indenture Trustee.

SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01(D).  EXHIBITS.

        Exhibits (execution copies). The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

        4.1 Servicing Agreement, dated as of June 28, 2007, among GMAC Mortgage Corporation, as servicer, the GMACM Home Equity Loan Trust 2007-HE2, as issuer, and The Bank of New York Trust Company, N.A., as indenture trustee.

        4.2 Trust Agreement, dated as of June 28, 2007, between Residential Asset Mortgage Products, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

        4.3 Indenture, dated as of June 28, 2007, between the GMACM Home Equity Loan Trust 2007-HE2, as issuer, and The Bank of New York Trust Company, N.A., as indenture trustee.

        10.1 Mortgage Loan Purchase Agreement, dated as of June 28, 2007, among GMAC Mortgage Corporation, as seller, Walnut Grove Mortgage Loan Trust 2003-A, as seller, Residential Asset Mortgage Products, Inc., as purchaser, GMACM Home Equity Loan Trust 2007-HE2, as issuer, and The Bank of New York Trust Company, N.A., as indenture trustee.

        10.2 The Financial Guaranty Insurance Policy, dated as of June 28, 2007, Policy No. 07030046, issued by Financial Guaranty Insurance Company.

        10.3 Yield Maintenance Agreement, dated as of the June 28, 2007, between The Bank of New York Trust Company, N.A., not in its individual capacity but solely as Indenture Trustee, for the benefit of the GMACM Home Equity Loan Trust 2007-HE2, and HSBC Bank USA, National Association, which is comprised of a Confirmation and a Credit Support Annex.

        99.1   Mortgage Loan Schedule.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   RESIDENTIAL ASSET MORTGAGE
                                                   PRODUCTS, INC.



                                                   By:  /s/ Patricia Taylor
                                                       Name:   Patricia Taylor
                                                       Title:  Vice President



Dated:  July 13, 2007




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                                  Exhibit Index


Exhibit

4.1 Servicing Agreement, dated as of June 28, 2007, among GMAC Mortgage Corporation, as servicer, the GMACM Home Equity Loan Trust 2007-HE2, as issuer, and The Bank of New York Trust Company, N.A., as indenture trustee.

4.2 Trust Agreement, dated as of June 28, 2007, between Residential Asset Mortgage Products, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

4.3 Indenture, dated as of June 28, 2007, between the GMACM Home Equity Loan Trust 2007-HE2, as issuer, and The Bank of New York Trust Company, N.A., as indenture trustee.

10.1 Mortgage Loan Purchase Agreement, dated as of June 28, 2007, among GMAC Mortgage Corporation, as seller, Walnut Grove Mortgage Loan Trust 2003-A, as seller, Residential Asset Mortgage Products, Inc., as purchaser, GMACM Home Equity Loan Trust 2007-HE2, as issuer, and The Bank of New York Trust Company, N.A., as indenture trustee.

10.2 The Financial Guaranty Insurance Policy, dated as of June 28, 2007, Policy No. 07030046, issued by Financial Guaranty Insurance Company.

10.3 Yield Maintenance Agreement, dated as of the June 28, 2007, between The Bank of New York Trust Company, N.A., not in its individual capacity but solely as Indenture Trustee, for the benefit of the GMACM Home Equity Loan Trust 2007-HE2, and HSBC Bank USA, National Association, which is comprised of a Confirmation and a Credit Support Annex.

99.1 Mortgage Loan Schedule.